UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               February 29, 2012
                            ------------------------
                                 Date of Report
                       (Date of earliest event reported)


                     AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.
            -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                          Commission File No. 0-29832

                 British Columbia, Canada             75-2712845
              ----------------------------    ----------------------
                 (State or other jurisdiction     (I.R.S. Employer
                       of incorporation)         Identification No.)


                       1301 Avenue M, Cisco, Texas           76437
           -------------------------------------------   -------------
               (Address of principal executive office)    (Zip Code)

       Registrant's Telephone Number, Including Area Code: (254) 442-2638

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR (240.13e-4(c))





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     On March 1, 2012, Australian-Canadian Oil Royalties, Ltd. ("ACOR" or the
"Company") issued a press release entitled "ACOR Announces Closing of Surat Basin Assets, Second Tranche of Financing at $0.35 Per Share and Provides Corporate Update," a copy of which is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On February 29, 2012, the Company completed the acquisition (the "Acquisition") of working interests in the Surat Basin, onshore Australia, pursuant to the previously signed: (i) a Share Exchange Agreement (the "SEA") with 1629518 Alberta Ltd. ("Newco"), a corporation incorporated under the laws of the province of Alberta, Canada and its individual securityholders, and (ii) a Purchase and Sale Agreement (the "PSA") (solely for the purpose of the issuance of the Company's shares in consideration of the Purchase Price) with Brisbane Petroleum Ltd. ACN 009 065 043, an Australian company, Delbaere Associates Pty. Limited ACN 003 197 939, an Australian company (collectively, the "Vendors"), and Chelsea Oil Australia Pty, Ltd., an Australian company wholly owned by ACOR.

     There were no material relationships between the Company and its affiliates and any of the parties to the PSA and SEA, other than in respect to the material definitive agreements. The SEA and PSA were filed as exhibits to our Current Report on Form 8-K for November 17, 2011.

SURAT BASIN ACQUISITION - SIGNIFICANT REMAINING RECOVERABLE OIL

     ACOR has acquired a 100% working interest in PL 18, PL 40, and a 50% working interest in PL 280, located in the Bowen/Surat Basin in Queensland Australia. This basin was home to the first oil discovery in Australia, and is currently the focus of significant coal-seam gas exploration and production activity by others.

     The assets ("Assets") acquired by ACOR include 5 oilfields: Yellowbank Creek, Thomby Creek, Louise, McWhirter, Narrows and Beardmore. These fields were developed in the 1970's and 1980's, and have collectively produced approximately 7-10% of the estimated oil originally in place ("OOIP"). ACOR believes that up to 50% of the OOIP is potentially recoverable through the application of well-established enhanced recovery techniques including downspacing, horizontal drilling, and reservoir pressure maintenance through waterflooding.

     In the second quarter of 2012, the Company will be undertaking a workover program of certain wells on PL 40 and PL 280 which will reactivate two old wells at a cost of A$400,000. The workover program is anticipated to bring total field production to approximately 25 barrels of oil per day.

     The Company will also be obtaining an updated reserve and resource report over all of the assets in the Company's portfolio, including the Surat basin assets and ACOR's ATP 582 in the Georgina basin. It is anticipated the report will be finalized in the second quarter of 2012.


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     The Purchase Price for the Assets consisted of the Company's issuance under the SEA of an aggregate of 21,850,000 common shares of the Company, and 5,000,000 Share Purchase Warrants of ACOR (the "Warrants"). The Warrants have a strike price of US$0.25 per ACOR share, and will vest if the Company trades at a price above US$1.00 per share for 10 consecutive days, with a total of 100,000 ACOR shares traded during the 10-day period. However, until the next shareholders' meeting described below, Newco agreed to waive the requirement to issue the ACOR Warrants and 69,065 Common shares of the Company at Closing and provide for such issuances after such shareholders' meeting, as described below.

     The Company has agreed to pay the Vendors US$3.0 million within 12 months of the closing of the Acquisition (the "Deferred Consideration"). The Vendors have secured a first lien over PL 18, PL 40, and PL 280. The Company intends to secure a reserve based lending facility to refinance the Deferred Consideration, which does not accrue interest or other charges within 12 months of closing. No cash funds or loans were used in the Acquisition.

     The SPA was subject to a number of conditions precedent, including obtaining pre-approval from the Minister of Queensland Mines and Energy, which was obtained on February 23, 2012.

POST-CLOSING ACOR CAPITAL STRUCTURE

     Post-closing, ACOR currently has 50,000,000 shares issued and outstanding. ACOR has agreed to hold an annual and special meeting of shareholders as soon as practicable, in order to, among other things, amend the authorized share capital of the Company to provide for an unlimited number of shares. Upon such amendments taking effect and in accordance with the terms of the SEA, the Company will issue an additional 69,065 shares of the Company to Bill Petrie Sr, Bill Petrie Jr, and Jesse Meidl, along with the issuance of 5,000,000 Share Purchase Warrants of ACOR Warrants to certain persons in accordance with the Share Exchange Agreement.

ITEM 3.02        UNREGISTERED SALE OF EQUITY SECURITIES

     Pursuant to the SEA described above in Item 2.01, which is incorporated herein by reference, the Company issued an aggregate of 21,780,935 common shares of the Company. The consideration for the issuance, as described above, were the Assets conveyed under the PSA.

     The above described issuance was exempt from registration pursuant to the exemption from registration set forth in Rule 904 of Regulation S promulgated under the Securities Act of 1933, as amended, (the "Securities Act"). There was no underwriters or placement agents involved in the transactions and no commissions were paid.

     The securities sold will not be registered under the Securities Act, and may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration requirements. This Report is not being used for the purpose of conditioning the market in the United States for any of the securities sold.

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; SELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS
            OF CERTAIN OFFICERS

     On February 29, 2012, upon the condition of the Acquisition, the Board of Directors elected William Petrie, Sr. and Jesse Meidl to the Board, increasing the number of Board Members to seven (7) upon the resignation of Robert Kamon. Robert Kamon retired from the Board and also relinquished his duties as Corporate Secretary. Mr. Kamon was the founder of ACOR, and his contributions to the Company will be missed.

     William Petrie, Sr., age 63, has in excess of 35 years experience as a petroleum geologist, primarily in Western Canada. For the past five (5) years he has been employed by Birch Lake Energy, Inc. He began his career with Mobil Oil, leaving after several years to join the independent sector. He has been involved as President and Director for a number of public and private oil and gas companies. In these positions he was responsible for generating, evaluating, and successfully exploiting oil and gas exploration, development, and acquisition opportunities throughout North America.

     Jesse Meidl, age 36, has over 15 years of experience in the oil and gas sector. Since 2010 he has been the Chief Financial Officer of Caithness Petroleum Limited, a private international energy company, headquartered in London, England. Prior thereto, he was an investment banker in the International Oil & Gas group of Thomas Weisel Partners in London (Now Stifel Nicolas). Mr. Meidl was previously the Chief Financial Officer for Arsenal Energy Inc., an international exploration company listed on the Toronto Stock Exchange, which held production assets in Canada and the USA and exploration assets in Egypt, Colombia and Uzbekistan. He qualified as a Chartered Accountant with KPMG in Calgary, where he specialized in oil and gas exploration and production and services. He also holds the ICAEW Corporate Finance qualification and a B.Comm. degree from the University of Saskatchewan (Canada).


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CAUTIONARY STATEMENTS

     Certain statements in this Report may be "forward-looking statements" including outlook on oil and gas prices, estimates of future production, estimated completion dates of acquisitions and construction and development projects, business plans for drilling and exploration, estimated amount and timing of capital expenditures and anticipated future debt levels and royalty rates. Information concerning reserves contained in this material may also be deemed forward-looking statements as such estimates involve the implied assessment that the resources described can be profitably produced in the future. These statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ from those anticipated by ACOR.

     Statements contained in this Report and corporate information relating to future results, events and expectations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve known and unknown risks, uncertainties, scheduling, re-scheduling and other factors which may cause the actual results, performance, estimates, projections, resource potential and/or reserves, interpretations, prognoses, schedules or achievements of the Corporation, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, those described in the Corporation's annual reports on Form 40-F or Form 20-F on file with the U.S. Securities and Exchange Commission ("SEC").

     Users are cautioned that these values represent resources, and not reserves as defined by the SEC. Under SEC standards, mineralization may not be classified as a reserve unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. Investors are cautioned not to assume that all of measured or indicated resources will ever be converted into reserves.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated March 1, 2012 entitled - "ACOR Announces Closing of Surat Basin Assets, Second Tranche of Financing at $0.35 per share and provides Corporate Update.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.


Date:  March 5, 2012                     By: /s/ ANDRE SAKHAI
                                             ----------------
                                              Andre Sakhai, President






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